SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 27, 2003

INTRUSION INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                             OTHER EVENTS

On October 27, 2003, Intrusion Inc. issued a press release announcing that Intrusion has elected James F. Gero to its Board of Directors.  A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits

99.1--	Text of press release of the registrant, dated October 27, 2003, announcing the election of James F. Gero to its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2003	INTRUSION INC.

	By:	/s/ Michael L. Paxton
Michael L. Paxton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Text of press release of the registrant, dated October 27, 2003, announcing the election of James F. Gero to its Board of Directors.